EXHIBIT 21

SUBSIDIARIES OF
SARA LEE CORPORATION

The following is a list of active subsidiary corporations of the Registrant. Subsidiaries that are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

Domestic Subsidiaries

Name	Place of Incorporation
Aris (Philippines)	Delaware
Aris Isotoner, Inc.	Delaware
ARP LLC	Delaware
Atlanta Manufacturing, Inc.	Delaware
Bali Foundations, Inc.	Delaware
Belsea Holdings, Inc.	Delaware
BG Marketing Group, Inc.	Delaware
Blue Bird Products, Inc.	Michigan
Bryan Foods, Inc.	Delaware
Caribesock, Inc.	Delaware
Caribetex, Inc.	Delaware
Ceibena Del, Inc.	Delaware
Continental Coffee Products Company	Delaware
Cooper Smith, Inc.	Georgia
Country Commons Co.	Illinois
Courtaulds Textiles America, Inc.	Delaware
Courtaulds Textiles U.S., Inc.	Delaware
DJW Incorporated	Kentucky
Droste USA Ltd.	Delaware
Earthgrains Baking Companies, Inc.	Delaware
Earthgrains International Holdings, Inc.	Delaware
Earthgrains of West Virginia, L.L.C.	Delaware
Earthgrains Refrigerated Dough Products, L.P.	Texas
Eden Yarns, Inc.	Delaware
Egbert LLC	Delaware
EGR Benefits Management, Inc.	Delaware
EGR California Region Support Services, Inc.	California
EGR International, Inc.	Delaware

EXHIBIT 21

Name	Place of Incorporation
EGR Resources, Inc.	Delaware
EGR Texas General Partner, Inc.	Delaware
EGR Texas Limited Partner, Inc.	Delaware
Epic Company, Inc.	Delaware
Family Showcase of Savings, Inc.	North Carolina
Gallo Salame, Inc.	California
GBC Holdings, Inc.	Washington
Grocers Baking Company	Michigan
GSFBC Holdings, Inc.	Washington
Hanes Dominican Del, Inc.	Delaware
Hanes Menswear, Inc.	Delaware
Hanes Puerto Rico, Inc.	Delaware
Haw River Realty, Inc.	Delaware
Inner Self, LLC	Delaware
International Affiliates & Investment Inc.	Delaware
Interstar, Inc.	Florida
J.E. Morgan Knitting Mills, Inc.	Pennsylvania
Jasper-Costa Rica, L.L.C.	Delaware
Kiwi Brands Inc.	Delaware
Lang Holdings, Inc.	Washington
Liberty Fabrics, Inc.	Delaware
Marja Brassiere Company Inc.	Texas
Metz Baking Company	Delaware
Metz Baking Company	Iowa
Metz Holdings, Inc.	Delaware
Milky Way Products Company	Delaware
Net Apparel LLC	Delaware
North Carolina Shirts, Inc.	North Carolina
Nutri-metics International, Inc.	Delaware
Nutri-metics International, LLC	Delaware
OFBC Holdings, Inc.	Washington
Pacific Coast Baking Company, Inc.	Delaware
PAI Subsidiary, Inc.	Delaware
Planair, LLC	Delaware

EXHIBIT 21

Name	Place of Incorporation
Playtex Apparel, Inc.	Delaware
Playtex Dorado Corporation	Delaware
Playtex Industries, Inc.	Delaware
Quikava Inc.	Massachusetts
Rice Hosiery Corporation	North Carolina
Sara Lee-Kiwi Holdings, Inc.	Delaware
Sara Lee Bakery Group, Inc.	Delaware
Sara Lee Business Services Center, L.L.C.	Maryland
Sara Lee Champion Europe Inc.	Delaware
Sara Lee Coffee LLC	Delaware
Sara Lee Corporation Asia, Inc.	Delaware
Sara Lee DE Holdings, LLC	Delaware
Sara Lee/DE US LLC	Delaware
Sara Lee Distribution, Inc.	Delaware
Sara Lee Equity II, LLC	Delaware
Sara Lee Equity, L.L.C.	Delaware
Sara Lee France, L.L.C.	Delaware
Sara Lee French Funding Company L.L.C.	Delaware
Sara Lee French Investment Company, L.L.C.	Delaware
Sara Lee Fresh Inc.	Delaware
Sara Lee Global Finance, LLC	Delaware
Sara Lee International Corporation	Delaware
Sara Lee International Finance Corporation	Delaware
Sara Lee International Funding Company L.L.C.	Delaware
Sara Lee International Investment L.L.C.	Delaware
Sara Lee Investments, Inc.	Delaware
Sara Lee Japan KK Corporation	Delaware
Sara Lee Knit Products, Inc.	Delaware
Sara Lee Leasing Company	Delaware
Sara Lee Real Estate Holding Company, Inc.	Delaware
Sara Lee Sock Company	Delaware
Sara Lee U.K. Depositor L.L.C.	Delaware
Sara Lee U.K. Holdings, Inc.	Delaware
Sara Lee U.K. Leasing L.L.C.	Delaware
Saramar L.L.C.	Delaware

EXHIBIT 21

Name	Place of Incorporation
Seamless Textiles, Inc.	Delaware
Sem Holdings, Inc.	Washington
SL Associates	Delaware
SL Outer Banks L.L.C.	Delaware
SLC Holding Company, Inc.	Delaware
SLC Leasing (Nevada)-II, Inc.	Nevada
SLC Leasing (Wyoming), Inc.	Wyoming
SLC TB Acquisition, L.L.C.	Delaware
SLDE 3 LLC	Delaware
SLDE C LLC	Delaware
SLE, Inc.	Delaware
SLKP Administrative Services Company, Inc.	Delaware
SLKP Sales, Inc.	Delaware
Southern Family Foods, L.L.C.	Delaware
Specialty Buying, Inc.	Delaware
Specialty Intimates Inc.	Delaware
Superior Coffee & Foods, Inc.	Illinois
Superior Tea and Coffee Company	Illinois
Synergy Enterprises, Inc.	Tennessee
Tailby-Nason Company, Inc.	Delaware
The Clear Lake Bakery, Inc.	Delaware
The Food Gallery Ltd.	Illinois
The Harwood Companies, Inc.	Delaware
TM Enterprises	North Carolina
UPCR, Inc.	Delaware
UPEL, Inc.	Delaware
Wechsler Coffee Corporation	New York
WS Real Estate, LLC	Delaware

Foreign Subsidiaries

Name	Place of Incorporation
2532-1571 Quebec, Inc.	Canada
3 DK Limited	England

EXHIBIT 21

Name	Place of Incorporation
A.P. Developments Limited	Zambia
AB Fenom	Sweden
ABC Industrie S.A.	France
Actonbarn Limited	England
Agepal S.A.R.L.	Luxemburg
Al Ponte Prosciutti S.R.L.	Italy
Allende Internacional, S. de R.L. de C.V.	Mexico
Almira S.A.	Netherlands
Antinea Lingerie S.A.	France
Aoste Argentina	Argentina
Aoste Belgique B.V.	Belgium
Aoste España S.A.	Spain
Aoste Exporte	France
Aoste Holding S.N.C.	France
Aoste Management S.A.	France
Aoste Schinken GmbH	Germany
Aoste, SNC	France
APD Chemicals Limited	United Kingdom
Arabella Pollen Limited	Philippines
Aris (Philippines) Inc.	Philippines
Aris Isotoner UK Limited	United Kingdom
Ashe Chemical Limited	United Kingdom
Ashe Consumer Products Limited	United Kingdom
Ashe Laboratories Limited	United Kingdom

EXHIBIT 21

Name	Place of Incorporation
Ashe Limited	United Kingdom
Ashe Pension Trustees Ltd.	United Kingdom
Ashton Brothers & Company Limited	United Kingdom
Asia Foods II Limited	Mauritius
Avroy Shlain Cosmetics (Pty) Ltd.	South Africa
Avroy Shlain Cosmetics (Pty.) Ltd. Bel Ami	Slovak Republic
Awiman SDNBHD	Malaysia
Axa Alimentos Comercial, S. de R.L. de C.V.	Mexico
Bali Dominicana Inc. (fka Hanes Panama, Inc.)	Panama
Bali Dominicana Textiles, S.A.	Panama
Balirny Douwe Egberts AS	Czech Republic
Ballograf Bic Austria Vertriebs Ges. Mbh	Austria
Bal-Mex S. de R.L. de C.V.	Mexico
Bama International GmbH	Germany
Bama Polska Spp zoo	Poland
Beheersmaatschappij Bevem B.V.	Netherlands
Bel Ami Slovensko spol. S.ro.	Slovak Republic
Beleggingsmaatschappij Argona B.V.	Netherlands
Belgian Nur die Textile Company S.A.	Belgium
Bellrise Fashions Limited	England
Betke Hollandsche CaCoproducten Export Maatschappij	Netherlands
BI Beligium b.v.b.a	Belgium
BI Textil S.R.O.	Czech Republic

EXHIBIT 21

Name	Place of Incorporation
BI Vertrieb GMBH	Germany
Bimbo, S.A.	Spain
Bimbo-Martinez Comercial, S.L.	Spain
Bimbo-Produtos Alimentares Socoedade Unipessoal, Limitada	Portugal
Biotex BV	Netherlands
Body Wear Mexicana S.A. De C.V.	Mexico
Boers Vleeswaren B.V.	Netherlands
Bolleria Gusten, S.L.	Spain
Bramblegate Limited	United Kingdom
Bravo S.A Coffee Roasters	Greece
BTR Industrial Holdings Limited	United Kingdom
BTR Secretaries Limited	United Kingdom
Buhler Fontaine S.A.	France
Buttress B.V.	Netherlands
BV Trustkantoor Gestor (TP)	Netherlands
C.T. Campanie	France
C.T. Compagerie SARL	France
Cafes A La Crema J. Marcilla Café Soley S.L.	Spain
Caitlin Financial Corporation N.V.	Netherlands Antilles
Calixte Producteur	France
Calizte Cochonou Export SNC	France
Calzificio Lusso S.p.A.	Italy
Canadelle Holding Corporation Limited	Canada

EXHIBIT 21

Name	Place of Incorporation
Canadelle L.P.	Canada
Cape Hosiery Mills (Proprietary) Limited	South Africa
Caribbean Liquor Trading Company N.V.	Netherlands
Cartex Manufacturera, S.A.	Costa Rica
Casual Wear de Mexico, S.A. de C.V.	Mexico
Catdes, S.A.	Canary Islands
Cavite Horizons Holdings, Inc.	Philippines
Caytex, Inc.	Cayman Islands
Caywear, Inc.	Cayman Islands
CBI S.A.	France
CH Laboratories (Sales) Ltd.	Ireland
CH Laboratories Pty. Ltd.	Australia
CH Property Holdings (NZ) Limited	New Zealand
Champion Athletics, Ltd.	Hong Kong
Champion France S.A.	France
Champion GmbH	Germany
Champion Products, S. de R.L. de C.V.	Mexico
Champion UK Limited	United Kingdom
Charcuterie des Hautes Terres S.A.	France
Charter de Mexico, S.A. de C.V.	Mexico
Choloma, Inc.	Cayman Islands
Claremont Garments (Holdings) PLC	England
Claremont Garments (Midlands) Limited	England
Claremont Garments (South) Limited	England

EXHIBIT 21

Name	Place of Incorporation
Claremont Garments Limited	England
Claremont Maroc S.A.	Morocco
Clutsom-Penn International Limited	United Kingdom
Coabem Industria e Commercio Ltd.	Brazil
Cochonou	France
CODEF Financial Services B.V.	Netherlands
Coffee Complete Limited	United Kingdom
Coffenco International GmbH	Germany
Cofico N.V.	Netherlands Antilles
Collins & Aikman Automotive Fabrics Limited	England
Columbus Swimwear Limited	England
Combined Nominees Limited	United Kingdom
Combined Secretarial Services Limited	United Kingdom
Comercializadora Intercontinental S.A.	Argentina
Commandant B.V.	Netherlands
Compack Douwe Egberts Rt.	Hungary
Confecceiones Cuyo S.A.	Argentina
Confecciones Champion, S.de R.L. de C.V.	Mexico
Confecciones de El Pedregal Inc.	Cayman Islands
Confecciones de El Pedregal S.A. de C.V.	El Salvador
Confecciones de Monclova, S. de R.L. de C.V.	Mexico
Confecciones de Monterrey, S. de R.L. de C.V.	Mexico
Confecciones de Nueva Rosita, S. de R. L. de C.V.	Mexico

EXHIBIT 21

Name	Place of Incorporation
Confecciones Jiboa Sociedad Anonima de Capital Variable	El Salvador
Confecciones La Herradura, S.A. DE C.V.	El Salvador
Confix S.r.l.	Italy
Congelacion y Conservacion de Alimentos, S. de R.L. de C.V.	Mexico
Conoplex Insurance Company	Bermuda
Contex, S.A. de C.V.	El Salvador
Control International Investments (Consecfin) BV	Netherlands
Cosmetic Manufacturers (Ireland) Ltd.	Ireland
Cosmetic Manufacturers (NZ) Ltd.	New Zealand
Cosmetic Manufacturers Pty. Ltd.	Australia
Courtaulds Automotive Products (S.A.) (Proprietary) Limited	South Africa
Courtaulds Clothing (Shenzhen) Limited	Hong Kong
Courtaulds Clothing Brands Limited	United Kingdom
Courtaulds Clothing Lanka (Private) Limited	Sri Lanka
Courtaulds Clothing Limited	United Kingdom
Courtaulds CPG (Holdings) Limited	United Kingdom
Courtaulds D.I.Y. Limited	United Kingdom
Courtaulds Distributors Limited	United Kingdom
Courtaulds Fabrics Limited	United Kingdom
Courtaulds Home Furnishings Limited	United Kingdom
Courtaulds Intimate Apparel Limited	United Kingdom
Courtaulds Limited	United Kingdom

EXHIBIT 21

Name	Place of Incorporation
Courtaulds Lingerie (SA) (PTY) Limited	South Africa
Courtaulds LS Limited	United Kingdom
Courtaulds Outerwear Maroc S.A.	Morocco
Courtaulds Printers Limited	United Kingdom
Courtaulds Textiles (Holdings) Limited	England
Courtaulds Textiles (Overseas) Limited	United Kingdom
Courtaulds Textiles Holding S.A.	France
Courtaulds Textiles Holdings BV	Netherlands
Courtaulds Textiles Immobiler SNC	France
Courtaulds Textiles Investment Limited	England
Courtaulds Textiles Investments S.A.	France
Courtaulds Textiles Limited	United Kingdom
Courtaulds Textiles LTP	United Kingdom
Courtaulds Textiles Nominees Limited	United Kingdom
Courtaulds Textiles Participations S.A.	France
Courtaulds Textiles Retail Limited	England
Courtaulds Textiles SA	France
Courtaulds Textiles Services S.A.	France
Courtaulds Textiles Seven Limited	United Kingdom
Courtaulds Troyes Manufacturer SAS	France
Covesa N.V.	Belgium
Cruz Verde Portugal—Productos de Consumo Lda.	Portugal
CT Campagnie	France

EXHIBIT 21

Name	Place of Incorporation
CT Diffusion	France
CT Diffusion SNC	France
D & H Cohen Limited	Scotland
DE (Portugal) Produtos Almentares Lda	Portugal
DE Coffee Care B.V.	Netherlands
DE Van Nelle Operating B.V.	Netherlands
DEA (Bermuda) Ltd.	Bermuda
Decaf B.V.	Netherlands
Decaf Kampon, B.V.	Netherlands
Decem B.V.	Netherlands
Decoma Operating B.V.	Netherlands
Decotrade A.G.	Switzerland
DECS Global Network Japan, Ltd.	Japan
DECS Global Network Korea Ltd.	Korea
DECS Global Network Mexicana, S.A. de C.V.	Mexico
DECS International Mexico, S.A. de C.V.	Mexico
DEF Finance S.N.C.	France
DEF Holding S.N.C.	France
Defacto B.V.	Netherlands
Defacto Deutschland GmbH	Germany
Defico N.V.	Netherlands Antilles
Defin C.V.	Netherlands
DEJ International Research Company B.V.	Netherlands
Del Castillo Transportes Ltda.	Uruguay

EXHIBIT 21

Name	Place of Incorporation
Delta Elastic Tapes Ltd.	Israel
Delta Socks Ltd.	Israel
Delta Sporting Ltd.	Israel
Delta Textile (France) S.A.R.L.	France
Delta Textile (London) Ltd.	United Kingdom
Delta Textile GmbH	Germany
Delta Textile Management AG	Switzerland
Delta Textile Marketing Ltd.	Israel
Delta Textiles Spain	Spain
Detrex B.V.	Netherlands
Detrex Nederland B.V.	Netherlands
Difan S.A.M.	Monaco
Dim Canada Inc.	Canada
Dim Finance S.A.S.	France
Dim Rosy Textiles, Incorporated	Canada
Dim S.A.	France
Dim-Rosy A/S	Denmark
Dim-Rosy AB	Sweden
Dim-Rosy AG	Switzerland
Dim-Rosy Benelux N.V.	Belgium
Dim-Rosy Portugal Lda	Portugal
Dim-Rosy S.p.A.	Italy
Dimtex S.A.	France
DISA S.N.C. (DISA)	France

EXHIBIT 21

Name	Place of Incorporation
Douwe Egberts Asia B.V.	Netherlands
Douwe Egberts Clearing A.G.	Switzerland
Douwe Egberts Coffee Care B.V.	Netherlands
Douwe Egberts Coffee Systems France S.N.C.	France
Douwe Egberts Coffee Systems Global Network B.V.	Netherlands
Douwe Egberts Coffee Systems International B.V.	Netherlands
Douwe Egberts Coffee Systems Limited	United Kingdom
Douwe Egberts Coffee Systems N.V.	Belgium
Douwe Egberts Coffee Systems Nederland B.V.	Netherlands
Douwe Egberts Coffee Systems Operating B. V.	Netherlands
Douwe Egberts Coffee Treatment & Supply B.V.	Netherlands
Douwe Egberts Diensten B.V.	Netherlands
Douwe Egberts France S.N.C.	France
Douwe Egberts GmbH	Germany
Douwe Egberts Holdings B.V.	Netherlands
Douwe Egberts Kaffee System Vertrieb GmbH	Austria
Douwe Egberts Limited	Canada
Douwe Egberts Nederland B.V.	Netherlands
Douwe Egberts RHO B.V.	Netherlands
Douwe Egberts Sigma B.V.	Netherlands
Douwe Egberts Tau B.V.	Netherlands
Douwe Egberts UK Limited	United Kingdom
Douwe Egberts Van Nelle Coffee Systems Nederland B.V.	Netherlands

EXHIBIT 21

Name	Place of Incorporation
Douwe Egberts Van Nelle Participations B.V.	Netherlands
Douwe Egberts Van Nelle Tabaksmaatschappij B.V.	Netherlands
Droste Administratie Maatschappij B.V.	Netherlands
Droste Inkoop Maatschappij B.V.	Netherlands
Duyvis B.V.	Netherlands
Duyvis Production B.V.	Netherlands
Earthgrains European Holdings, C.V.	Holland
Earthgrains European Investments, B.V.	Holland
Elbeo Limited	United Kingdom
Elbeo Vertriebs GmbH	Germany
Elbeo-Meias e Confecgoes, Lda	Portugal
Elyna 2 Sarl	France
Eri Deutschland GmbH	Germany
Eri Feine Schuhpflege Vertriebs GmbH	Germany
Esa Eppinger GmbH	Germany
Et G.Y. S.A.	France
Euragral B.V.	Netherlands
EuroDough, S.A.S.	France
EuroRaulet, S.A.S.	France
EuroRol, S.A.S.	France
EuroVita, S.A.S.	France
Fihomij B.V.	Netherlands
Filodoro Calze S.p.A.	Italy

EXHIBIT 21

Name	Place of Incorporation
Finco	France
Findeggo Finance (Germany B.V.)	Netherlands
Findeggo Investments B.V.	Netherlands
Finnegans Famous Cakes Limited	United Kingdom
Fontane del Ducca S.r.l.	Italy
Forsel Consumer A.E.B.E.	Greece
Franlouise SA	Belgium
Franlouise SA	United Kingdom
Fujian Sara Lee Consumer Products Co. Ltd.	China
Fuller Brands B.V.	Netherlands
Fuller do Brazil Lar e Beleza Ltda.	Brazil
Gabriel & Co. PTY. Ltd.	Victoria
Georges Rech Boutiques SA	France
GIE Alpina S.A.	France
GIE G-SEC	France
Godrej Sara Lee Limited	India
Gossard (Holdings) Limited	England
Gossard Finland Oy	Finland
Gossard GmbH	Germany
Gossard Italia Srl	Italy
Gossard S.A.S.	France
Gossard Tekstil Sanayi Ve Ticaret Limited Sirketi	Turkey
Gossard Tunisie SARL	Tunisia
Gromtex S.A.	Tunisia

EXHIBIT 21

Name	Place of Incorporation
Group Imperial France SARL (France)	France
Hanes (UK) Limited	United Kingdom
Hanes Caribe Inc.	Cayman Islands
Hanes Choloma, Ltd.	Cayman Islands
Hanes de Centroamérica S.A.	Guatemala
Hanes de El Salvador, S.A. de C.V.	El Salvador
Hanes De Honduras S. DE R.L. DE C.V.	Honduras
Hanes Deutschland GmbH	Germany
Hanes Dominican Inc.	Cayman Islands
Hanes Italia S.p.A.	Italy
Hanes Panama, Inc.	Panama
Hanes Printables Jamaica Ltd.	Jamaica
Hanes U.K. Limited	United Kingdom
Hanes Underwear Jamaica Limited	Jamaica
Hilton Bonds N.Z. (1991) Limited	New Zealand
HomeSafe Products (M) Sdn Bhd	Malaysia
House of Fuller De Mexico S De Rl De Cv	Mexico
House of Fuller Do Brasil Ltda.	Brazil
House of Fuller, Argentina S.A.	Argentina
House of Fuller, S.A. de C.V.	Mexico
Imperial Coordination Center N.V. (Belgium)	Belgium
Imperial Holding N.V.	Belgium
Imperial Meat Products N.V.	Belgium
Indumentaria Andina Sociedad Anonima	Argentina

EXHIBIT 21

Name	Place of Incorporation
Industrias de Carnes Nobre S.A.	Portugal
Industrias de Confecciones Poliandy, S.A.	Costa Rica
Industrias Internacionales de San Pedro, S. de R.L. de C.V.	Mexico
Industrias Mallorca S.A. de C.V.	Mexico
Industries Morocaines De Lingerie S.A.	Morocco
Inmobiliaria Meck-Mex, S.A. de C.V.	Mexico
Intec B.V.	Netherlands
Inter Food Service Limited	United Kingdom
Internacional Manufacturera S.A. de C.V.	Mexico
International Underwear Ltd.	Morocco
Intervend Automaten B.V.	Netherlands
Intex Textil-Vertriebsgesellschaft AG	Switzerland
Intradal Produktie Belgium N.V./S.A.	Belgium
Inudstrias El Porvenir S. DE R.L.	Honduras
Isabella (Private) Ltd.	Sri Lanka
Itesa B.V.	Netherlands
J & J Fashions International Limited	United Kingdom
J & J Fashions Limited	United Kingdom
J.E. Morgan de Honduras, S.A.	Honduras
Jacqmotte B.V.	Netherlands
Jacqmotte B.V.	Belgium
Jacqmotte Limited	England & Wales
James (Roscommon) Ltd.	Ireland

EXHIBIT 21

Name	Place of Incorporation
Jareeporn Pranita Company Limited	Thailand
Jasper Honduras, S.A.	Honduras
Jasper-Salvador, S.A. DE C.V.	El Salvador
Jogbra Honduras S.A.	Honduras
Justin Bridou SNC	France
Kaffehuset Friele A/S	Norway
Kayser (South Africa) (PTY) Limited	Africa
Kayser Bondor Limited	United Kingdom
Kiwi (EA) Limited	United Kingdom
Kiwi (Nigeria ) Limited	Nigeria
Kiwi (PI) Pty Ltd.	Australia
Kiwi (Queensland) PTY. Ltd.	Australia
Kiwi (Thailand) Limited	Thailand
Kiwi Brands (N.Z.) Ltd.	New Zealand
Kiwi Brands (Private) Limited	Zimbabwe
Kiwi Brands (Uganda) Limited	Uganda
Kiwi Brands Ltd.	Kenya
Kiwi Brands Ltd. (Zambia)	Zambia
Kiwi Brands Pty. Ltd.	Australia
Kiwi Brands Tianjin Co. ltd.	China
Kiwi Caribbean Limited	England
Kiwi European Holdings B.V.	Netherlands
Kiwi France S.A.	France
Kiwi Holding S.N.C.	France

EXHIBIT 21

Name	Place of Incorporation
Kiwi Holdings Ltd.	United Kingdom
Kiwi International Pte. Ltd.	Singapore
Kiwi Manufacturing Sdn Bhd	Malaysia
Kiwi Overseas Investments Limited	England
Kiwi Products (UK) Limited	England
Kiwi Products SDN. BHD.	Malaysia
Kiwi TTK Limited (India)	India
Koffiebranderij En Theehandel De Hanze B.V.	Netherlands
Koninklijke Douwe Egberts B.V.	Netherlands
Kortman & Schulte B.V.	Netherlands
Kortman Nederland B.V.	Netherlands
KOSL et Cie SNC	France
KRS S.A.	Tunisia
La Confection Sarthoise S.A.	France
Laces and Textiles Limited	England
Laguna Realty Corporation	Hong Kong
Lassie B.V.	Netherlands
Laurentis B.V.	Netherlands
Leiber Tunisie SARL	Tunisia
Les Fines Tranches SNC	France
Les Salaisons Reunies SNC	France
Liabel S.p.A.	Italy
Linnyshaw Insurance Limited	Isle of Man
Loda B.V.	Netherlands

EXHIBIT 21

Name	Place of Incorporation
Lovable Benelux B.V.	Netherlands
Lovable Design GmbH	Germany
Lovable Italiana International Limited	England
Lovable Italiana S.p.A.	Italy
Lovable Ltd.	United Kingdom
Macanie (London) Limited	England
MacLachlan Catering Supplies Limited	England
Madero Internacional, S. de R.L. de C.V.	Mexico
Magellan Industries Limited	England
Magellan Management Limited	England
Mainstream Fashions Limited	England
Maktonderzoekbureau Haped B.V.	Netherlands
Manifattura Filodoro S.r.l.	Italy
Manufacturera Ceibena, S.A.S. de R.L.	Honduras
Manufacturera Cortez, S. de R.L.	Honduras
Manufacturera de Cartago, S.A.	Costa Rica
Manufacturera San Pedro Sula, S. DE R.L. (L.L.C.)	Honduras
Marander Assurantie Compagnie B.V.	Netherlands
Marcel Marie S.A.	France
Medeiros 3484 S.A.	Argentina
Meester Stegeman CV	Netherlands
Meindersma B.V.	Netherlands
Meridian Limited	England

EXHIBIT 21

Name	Place of Incorporation
Merrild Coffee Systems AB	Sweden
Merrild Kaffe A/S	Denmark
Metrolab Industries, Inc.	Philippines
Mexican Traders, S.A. de C.V.	Mexico
Monclova Internacional, S. de R.L. de C.V.	Mexico
N.V. Jacqmotte S.A.	Belgium
N.V. Kortman Intradal S.A.	Belgium
Natal Textiles (Proprietary) Limited	South Africa
Natrena B.V.	Netherlands
Naturcare Japan Ltd.	Japan
Navavadour S.A.	France
Ned-Int Holdings Limited	England
New Way Packaged Products Limited	England & Wales
Nicholabs (Pty.) Ltd.	South Africa
Nicholas Laboratories (E.A.) Limited	Kenya
Nicholas Laboratories Limited	England
Nicholas Pakistan (PVT.) Ltd.	Pakistan
Notable Industrias Colon S.A. de C.V.	Mexico
Nuage Cosmetics (Botswana)(Pty) Ltd.	Botswana
Nuage Cosmetics (Pty) Ltd.	South Africa
Nur Die GMBH	Austria
Nur Die GMBH Textilvertrieb	Germany
Nuro Cosmetics SA	Uruguay
Nutri-Metics France SNC	France

EXHIBIT 21

Name	Place of Incorporation
Nutri-Metics Holdings France SNC	France
Nutri-Metics International (Australia) PTY Ltd.	Australia
Nutri-Metics International (Brunei) Sdn Bhd	Brunei
Nutri-Metics International (Canada) Inc.	Canada
Nutri-Metics International (France) SNC	France
Nutri-Metics International (Greece) AE	Greece
Nutri-Metics International (Hella) Commercial Import-Export S.A.	Greece
Nutri-Metics International (Hong Kong) Ltd.	Hong Kong
Nutri-Metics International (Ireland) Ltd.	Ireland
Nutri-Metics International (Mexico) SA de CV	Mexico
Nutri-Metics International (NZ) Ltd.	New Zealand
Nutri-Metics International (Portugal) Lda.	Portugal
Nutri-Metics International (South Africa) Pty. Ltd.	Australia
Nutri-Metics International (Thailand) Ltd.	Thailand
Nutri-Metics International (UK) Ltd.	United Kingdom
Nutri-Metics International Holdings Pty. Limited	Australia
Nutri-Metics Worldwide Malaysia Sdn Bhd	Malaysia
Nuvo Argetina, S.A.	Argentina
Oegstgeest Capital B.V.	Netherlands
Opus Chemical AB	Sweden
Orion Gloves Ltd.	Hong Kong
P. T. Kiwi Brands Indonesia	Indonesia
P.T. Bina Impian Makmur	Indonesia

EXHIBIT 21

Name	Place of Incorporation
P.T. Kiwi Indonesia	Indonesia
P.T. Premier Ventures	Indonesia
P.T. Sara Lee Bakery Indonesia	Indonesia
P.T. Sara Lee Bakery Niaga Indonesia	Indonesia
P.T. Sara Lee Body Care Indonesia Tbk	Indonesia
P.T. Sara Lee Household Indonesia	Indonesia
P.T. Sara Lee Indonesia	Indonesia
P.T. Suria Yozani	Indonesia
Panusa S.L.	Spain
Parry’s Trading (N.Z.) Limited	New Zealand
Penn Asia Company Limited	Hong Kong
Penn Italia S.R.L.	Italy
Penn Philippies Export Inc	Hong Kong
Pervez Industrial Corporation Limited	Pakistan
Philippe Matignon S.A.	France
Pierre Yves Fshion	Belgium
Pimad, S.A.	Spain
Pladus B.V.	Netherlands
Playtex Dominicana SA	Dominican Republic
Playtex France S.A.	France
Playtex Investments Europe S.A.	France
Playtex Limited	United Kingdom
Playtex Trading Limited	United Kingdom
Plustex S.A.	Belgium

EXHIBIT 21

Name	Place of Incorporation
Pontual Comercio de Café Ltda.	Brazil
Porta Blu S.r.l.	Italy
PPH-CFC Leasing Inc.	England
Pretty Polly (Sales) Limited	England
Pretty Polly Hosiery Mills, Limited	England
Pretty Polly Limited	England
Pretty Polly Pension Trustee Limited	United Kingdom
Pretty Polly Supplementary Trustee Limited	England
Probemex, S.A. de C.V.	Mexico
Products Suppliers A.G.	Switzerland
Przediebiortwo Prima SA	Poland
PT Yasa Investindo Utama
PTX Tunisia S.A.	Tunisia
Qualtia Alimentos Operaciones, S. de R.L. de C.V.	Mexico
Qualtia Alimentos Servicious	Mexico
Qualtia Alimentos, S. de R.L. de C.V.	Mexico
R. & W.H. Symington & Co. Limited	England
Rasco Foods Limited	England
Redipro B.V.	Netherlands
Robert Usher & Co., Limited	Ireland
Roger de Lyon Charcutier S.A.	France
Roger de Lyon SNC	France
Roger Scott Limited	England

EXHIBIT 21

Name	Place of Incorporation
Roux Soignat S.A.	France
S.M. Company Limited	Ireland
S.N. Degoisey S.A.	France
S.N. Fibers Ltd.	Israel
S3C S.A.	France
Sagepar Sarl	France
Santora Kaffee GmgH	Austria
Sara Lee (Hong Kong) Limited Partnership	Hong Kong
Sara Lee (Ireland) Limited	Ireland
Sara Lee (South Africa) (Pty.) Ltd.	South Africa
Sara Lee (Taiwan) Co. Ltd.	Taiwan
Sara Lee (Thailand) Ltd.	Thailand
Sara Lee (UK Investments) Limited	United Kingdom
Sara Lee Acquisition Limited	England & Wales
Sara Lee Apparel (Australia) Pty Ltd.	Australia
Sara Lee Apparel (NZ) Ltd.	New Zealand
Sara Lee Argentina S.A.	Argentina
Sara Lee Australia Pty Ltd.	Australia
Sara Lee Austria Gesellschaft mbH	Austria
Sara Lee Austria Gmbh	Austria
Sara Lee Bakeries UK Limited	England
Sara Lee Bakery (Australia) Pty.	Australia
Sara Lee Bakery B.V.	Netherlands
Sara Lee Bakery Iberia Corporativa, S.L.	Spain

EXHIBIT 21

Name	Place of Incorporation
Sara Lee Bakery Iberian Investments, S.L.	Spain
Sara Lee Bakery Italy Srl	Italy
Sara Lee Bodycare Indonesia	Indonesia
Sara Lee Branded Apparel Espana, S.L.	Spain
Sara Lee Branded Apparel Italia S.p.A.	Italy
Sara Lee Branded Apparel S.A.	France
Sara Lee Brasil Ltda	Brazil
Sara Lee Cafes do Brasil Ltd.	Brazil
Sara Lee Canada Holdings Limited	Canada
Sara Lee Charcuterie, S.A.	France
Sara Lee Clothing Company Pty. Ltd.	Australia
Sara Lee Coffee & Tea (Australia) Pty Ltd.	Australia
Sara Lee Coffee & Tea (NZ) Ltd.	New Zealand
Sara Lee Coffee & Tea Limited	Canada
Sara Lee Coffee and Tea (Thailand) Limited	Thailand
Sara Lee Coffee Systems Ltd.	Canada
Sara Lee Columbia S.A.	Columbia
Sara Lee Credit Corporation of Canada Ltd.	Canada
Sara Lee de Costa Rica, S.A.	Costa Rica
Sara Lee Deutschland GmbH	Germany
Sara Lee Direct Marketing S.A.	France
Sara Lee Direct Marketing UK Ltd	United Kingdom
Sara Lee Employee Share Plan Pty Ltd.	Australia
Sara Lee Europe Holdings S.A.R.L.	Luxembourg

EXHIBIT 21

Name	Place of Incorporation
Sara Lee Export B.V.	Netherlands
Sara Lee Finance Italy S.p.A.	Italy
Sara Lee Finance Luxembourg S.A.R.L.	Luxembourg
Sara Lee Finance U.K.	United Kingdom
Sara Lee Food Holdings Pty. Ltd.	Australia
Sara Lee Foods Germany GmbH	Germany
Sara Lee Foods Netherlands BV	Netherlands
Sara Lee Foods Participaties BV	Netherlands
Sara Lee Foreign Sales Corporation	Barbados
Sara Lee France Finance S.A.	France
Sara Lee France SNC	France
Sara Lee Germany GmbH	Germany
Sara Lee H&BC Trustees Limited	United Kingdom
Sara Lee Hellas Holdings	Greece
Sara Lee Holding Corporation Limited	Canada
Sara Lee Holdings (Australia) Pty. Ltd.	Australia
Sara Lee Holdings (NZ) Ltd.	New Zealand
Sara Lee Holdings S.A. of Participations	Greece
Sara Lee Hong Kong Limited	Hong Kong
Sara Lee Hosiery Canada Ltd.	Canada
Sara Lee Household & Body Care (Australia) Pty Ltd.	Australia
Sara Lee Household & Body Care (NZ) Ltd.	New Zealand
Sara Lee Household & Body Care Belgium N.V. / S.A.	Belgium

EXHIBIT 21

Name	Place of Incorporation
Sara Lee Household & Body Care Deutschland GmbH	Germany
Sara Lee Household & Body Care do Brasil Ltda.	Brazil
Sara Lee Household & Body Care France	France
Sara Lee Household & Body Care International B.V.	Netherlands
Sara Lee Household & Body Care Italy S.p.A.	Italy
Sara Lee Household & Body Care Malawi Limited	Malawi
Sara Lee Household & Body Care Nederland B.V.	Netherlands
Sara Lee Household & Body Care Osterreich GmbH	Austria
Sara Lee Household & Body Care Portugal, Produtos De Consumo Lda	Portugal
Sara Lee Household & Body Care Research B.V.	Netherlands
Sara Lee Household & Body Care Schweiz A.G.	Switzerland
Sara Lee Household & Body Care UK Limited	United Kingdom
Sara Lee Household & Body Care Zambia Limited	Zambia
Sara Lee Household & Body Care Zimbabwe (Private) Ltd.	Zimbabwe
Sara Lee Household and Body Care	Turkey
Sara Lee Household and Body Care (Hellas) A.E.	Greece
Sara Lee Household and Body Care (Uganda) Ltd.	Uganda
Sara Lee Household and Body Care International B.V.	Netherlands
Sara Lee Household and body Care Kenya Ltd	Kenya

EXHIBIT 21

Name	Place of Incorporation
Sara Lee Household and body Care Norge As	Norway
Sara Lee Household and Body Care Poland Sp z.o.o.	Poland
Sara Lee Hungary Coffee and Tea Trading Llc	Hungary
Sara Lee Hungary Kave es Tea Kft.	Hungary
Sara Lee International Netherlands B.V.	Netherlands
Sara Lee Intimates, S. DE R.L.	Honduras
Sara Lee Investments Greece B.V.	Netherlands
Sara Lee Investments Limited	England
Sara Lee Japan Ltd.	Japan
Sara Lee Knit Products Europe B.V.B.A.	Belgium
Sara Lee Knit Products Mexico SA de CV	Mexico
Sara Lee Malaysia SDN BHD	Malaysia
Sara Lee Maquiladora Holdings, S. de R.L. de C.V.	Mexico
Sara Lee Mauritius Holding Private Ltd.	Mauritius
Sara Lee Mexicana Holdings, S. de R.L. de C.V.	Mexico
Sara Lee Mexicana S.A. de C.V.	Mexico
Sara Lee Moda Femenina, S.A. de C.V.	Mexico
Sara Lee of Canada Holdings Corporation Limited	Canada
Sara Lee of Canada Holdings Limited Partnership	Canada
Sara Lee of Canada Limited Partnership	Canada
Sara Lee of Canada NS ULC	Canada
Sara Lee Personal Products (Argentina) S.A.	Argentina
Sara Lee Personal Products (Fiji) Ltd.	Fiji

EXHIBIT 21

Name	Place of Incorporation
Sara Lee Personal Products (Venezuela) SA	Venezuela
Sara Lee Personal Products Colombia, S.A.	Colombia
Sara Lee Personal Products GmbH	Germany
Sara Lee Personal Products Hellas S.A.	Greece
Sara Lee Personal Products Pty. Ltd.	Australia
Sara Lee Philippines Inc.	Philippines
Sara Lee Portugal SGPS	Slovak Republic
Sara Lee Printables GmbH	Germany
Sara Lee Retirement PTY LTD	Victoria
Sara Lee Singapore Pte. Ltd.	Singapore
Sara Lee Slovakia, S.r.o.	Slovak Republic
Sara Lee Sock Mexico, S.A. de C.V.	Mexico
Sara Lee Sourcing Asia, Ltd.	Hong Kong
Sara Lee Southern (Spain) Europe, S.L.	Spain
Sara Lee Trading Limited	Thailand
Sara Lee TTK Limited	India
Sara Lee UK Holdings PLC	United Kingdom
Sara Lee UK Pension Trustee Limited	England
Sara Lee/DE (Deutschland) GmbH	Germany
Sara Lee/DE (Schweiz) AG	Switzerland
Sara Lee/DE Antilles N.V.	Netherlands Antilles
Sara Lee/DE Antilles N.V.	Netherlands
Sara Lee/DE Beheersmaatschappij B.V.	Netherlands
Sara Lee/DE Clearing B.V.	Netherlands

EXHIBIT 21

Name	Place of Incorporation
Sara Lee/DE Espana S.A.	Spain
Sara Lee/DE Finance (Antilles) N.V.	Netherland Antilles
Sara Lee/DE Finance B.V.	Netherlands
Sara Lee/DE Finance C.V.	Netherlands
Sara Lee/DE Finance N.V.	Curacao
Sara Lee/DE Finance S.E.P.	Curacao
Sara Lee/DE Financieringsmaatschappij B.V.	Netherlands
Sara Lee/DE France SNC	France
Sara Lee/DE Holding GmbH	Germany
Sara Lee/DE Holding Ltd.	Netherland
Sara Lee/DE Holdings (South Africa) (Pty) Limited	South Africa
Sara Lee/DE Holdings Limited	England
Sara Lee/DE Household & Bodcare Do Brasil LTDA.	Brazil
Sara Lee/DE Hungaria KFT.	Hungary
Sara Lee/DE International B.V.	Netherlands
Sara Lee/DE Investments (Antilles) N.V.	Netherland Antilles
Sara Lee/DE Investments B.V.	Netherland
Sara Lee/DE N.V.	Netherlands
Sara Lee/DE Nordic Finance K/S	Denmark
Sara Lee/DE Osterreich GmbH	Austria
Sara Lee/DE Poland SP Z O O	Poland
Sara Lee/DE RT	Hungary
Sara Lee/DE Scandic K/S	Denmark

EXHIBIT 21

Name	Place of Incorporation
Sara Lee/DE Services BV	Netherlands
Sara Lee/DE Switzerland	Switzerland
Sara Lee/DE Trading (Antilles) N.V.	Antilles
Sara Lee/DE Vermogensverwaltung GmbH	Germany
Sara Lee/DE Verwaltungs GmbH	Germany
Saramar Europe B.V.	Netherlands
SATG Management Services (Proprietary) Limited	South Africa
SBB S.A.	France
SCI NOMACO	France
SDP Rungis S.A.	France
SEC SNC	France
SERRA Sarl	France
Servicios Administrativos Sara Lee, S.A. de C.V.	Mexico
Shanghai Minhang United Development Co. Ltd.	China
Silkventure Limited	England
SL Socks De Honduras S. de R.L.	Honduras
SLI Compania de Servicios Administrativos S.A.	Costa Rica
SLIA Dominicana, Inc.	Cayman Islands
Slimline (Private) Limited	Sri Lanka
SLKP Compania de Servicios Administrativos S.A.	Costa Rica
SLKP Europe N.V.	Belgium
SLPP Taiwan	Taiwan
Societe Bretonne D’andouilles ET Andouillettes S.A.	France

EXHIBIT 21

Name	Place of Incorporation
Societe Civile Immobiliere Nomaco	France
Societe de Boyauderies de Belley S.A.	France
Societe De Lingerie Intrigue S.A. (Intrigue)	Morocco
Societe E’etude ET De Realisation Agro-Alimentaire Sarl	France
Societe Fashion Apparel S.A.	Morocco
Societe Industrielle Chellah Confection S.A.	Morocco
Societie des Salaisons de balanod snc	France
Socks Dominicana S.A.	Dominican Republic
Sol Y Oro S.A.	Argentina
Soluzioni Win Win S.P.A.	Italy
South Africa Gossard (Proprietary) Limited	South Africa
Stichting Administratie Kantoor Douwe Egberts Sara Lee	Netherlands
Strozzi GmbH	Germany
Supan, S.A.	Spain
Swift Incorporations Limited	England
Swiss Coffee Care B.V.	Netherlands
Swissgarde (Kenya) Ltd.	Kenya
Swissgarde (Lesotho) (Pty) Ltd.	Lesotho
Swissgarde (Namibia) (Pty) Ltd.	Namibia
Swissgarde (Proprietary) Limited	South Africa
Swissgarde (Tanzania) Ltd.	Tanzania
Swissgarde (Uganda) Ltd.	Uganda

EXHIBIT 21

Name	Place of Incorporation
Swissgarde (Zambia) (Pty) Ltd.	Zambia
Tagco Sarl	Tunisia
Tana BV	Netherlands
Tana Canada Incorporated	Canada
Tana Scandinavia A/S	Denmark
Tana Schuhpflege AG	Switzerland
Taylor Merrymade Limited	England
Telec A.G.	Switzerland
Temana International Limited	United Kingdom
Texlee El Salvador S.A. de C.V.	El Salvador
Textiles Tropicales, S.A.	Costa Rica
Textrade Ltd.	Israel
The Hardwood Honduras Companies, S. de R.L. de C.V.	Honduras
The Long Eaton Fabric Company (Holdings) Limited	England
The Long Eaton Fabric Company Limited	England
The Universal Pattern & Precision Engineering Co. Limited	England
Tomten A/S	Norway
Torcitura Filodoro S.R.L.	Italy
Tradi Charcuterie S.A.	France
Tradi France S.A.	France
Trading Company limited by Shares	Hungary
Tradition Lingerie SAS	France

EXHIBIT 21

Name	Place of Incorporation
Tricobest Ukraine	Ukraine
Tricot France	France
Tricotbest B.V.	Netherlands
Tricotbest Ceska Republica spol. SRO	Czech Republic
Tricotbest GmbH	Germany
Tricotbest Hungaria Kft.	Hungary
Tricotbest Polska sp. z.o.o.	Poland
Tricotbest Slovensko s.r.o.	Slovak Republic
TST Research B.V.	Netherlands
Tuxan Schuhpflegemittel GmbH	Austria
U.F.I.M.A. (Union Francaise d’Industries et de Marques Alimentaries)	France
UK Limited	United Kingdom
Underwear Ltd.	Malta
Uninex S.A.	Uruguay
Unitas Investments (Proprietary) Limited	South Africa
Universal Fisher Group Limited	England
Valma B.V.	Netherlands
Van Nelle Holding (Germany) GmbH	Germany
Van Nelle Holding Foodservices Nederland B.V.	Netherlands
Van Nelle International B.V.	Netherlands
Van Nelle Produktie B.V.	Netherlands
Vatter Produktions GmbH	Germany
Vatter Services s.r.o.	Czech Republic

EXHIBIT 21

Name	Place of Incorporation
Vereninging Bedrijfsbrandweer Douwe Egberts Utrecht	Netherlands
Vermere	France
Vleeswarenverwerkingsindustrie Boers N.V.	Netherlands
Vlijmense Belegging-Maatschappij B.V.	Netherlands
Wijnhandel Jan van Goyen B.V.	Netherlands
Wilkinson & Riddell (Holdings) Limited	England
Zambesi Finance Limited	England
Zijlstra’s Meubelfabiek B.V.	Netherlands
Zwarti KAT BVBA	Belgium